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                                                                   EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated February 12, 2002, in the Registration Statement (Form S-1 No. 333-_____) and related Prospectus of Endeavor Pharmaceuticals, Inc. dated May 3, 2002.



                                       /s/ Ernst & Young LLP


Raleigh, North Carolina
May 3, 2002